Exhibit 99.1

Rent the Runway Announces Closing of Recapitalization Transactions

NEW YORK, October 28, 2025 (GLOBE NEWSWIRE) (Nasdaq: RENT) – Rent the Runway, Inc. (the “Company” or “RTR”), a pioneer in apparel rental that created one of the world’s leading fashion subscription platforms, today announced the closing of its previously announced recapitalization transactions, a strategic step to enhance the Company’s financial position and flexibility by meaningfully reducing outstanding debt, extending the maturity of its remaining debt balance, and providing additional capital to support the Company’s growth initiatives.

As part of the recapitalization, Aranda Principal Strategies (“APS”) converted a substantial portion of its extant debt investment into common equity ownership, and an investor group consisting of APS, STORY3 Capital Partners (“STORY3”) and Nexus Capital Management (“Nexus”) contributed $20 million of cash to RTR’s balance sheet. Effective as of the closing of the transactions, RTR’s total outstanding debt balance was reduced to $120 million with its maturity extended to 2029. In a concurrent rights offering, the Company received an incremental amount of approximately $12.5 million of primary gross proceeds.

“This recapitalization is an important milestone in Rent the Runway’s transformation,” said Jennifer Hyman, CEO and Co-founder of RTR. “By strengthening our balance sheet and partnering with APS, STORY3 and Nexus, we are now in a better position than ever to focus on our customers, deliver profitable growth, and advance our mission to reinvent how women access fashion.”

RTR will continue to operate as a public company and trade under the ticker symbol “RENT” on Nasdaq.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, the anticipated benefits of the recapitalization, debt reduction and rights offering, future investments in the Company’s business, statements regarding the Company’s business strategy and objectives, and the impact of the Company’s growth initiatives. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made and are based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Information regarding risks and uncertainties that could cause actual results to differ materially from the Company’s expectations is included in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2025, and in the section entitled “Risk Factors” in the Company’s other periodic reports filed with the SEC. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

About Rent the Runway, Inc.

Founded in 2009, Rent the Runway is disrupting the trillion-dollar fashion industry and changing the way women get dressed through the Closet in the Cloud. RTR’s mission has remained the same since its founding: powering women to feel their best every day. Through RTR, customers can subscribe, rent items a-la-carte and shop resale from hundreds of designer brands. The Closet in the Cloud offers a wide assortment of millions of items for every occasion, from evening wear and accessories to ready-to-wear, workwear, denim, casual, maternity, outerwear, blouses, knitwear, loungewear, jewelry, handbags, activewear and ski wear. RTR has built a two-sided discovery engine, which connects deeply engaged customers and differentiated brand partners on a powerful platform built around its brand, data, logistics and technology. Under CEO and Co-Founder Jennifer Hyman’s leadership, RTR has been named to CNBC’s “Disruptor 50” five times in ten years, and has been placed on Fast Company’s Most Innovative Companies list four times, while Hyman herself has been named to the “TIME 100: Most Influential People in the World" and as one of People Magazine’s “Women Changing the World.”

Media Contact

Press

press@renttherunway.com